Innovator IBD 50 ETF
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 97.7%	Shares	Value
Banks - 1.1%
Goldman Sachs Group, Inc.	1,519	$773,217

Biotechnology - 11.0%
Alnylam Pharmaceuticals, Inc. (a)	9,382	2,227,850
Intra-Cellular Therapies, Inc. (a)	9,570	753,351
Sarepta Therapeutics, Inc. (a)	2,533	360,294
TG Therapeutics, Inc. (a)(b)	132,186	2,611,995
United Therapeutics Corp. (a)	4,460	1,397,273
Vertex Pharmaceuticals, Inc. (a)	1,506	746,554
		8,097,317

Building Materials - 2.0%
Trane Technologies PLC	4,443	1,485,206

Diversified Financial Services - 8.3%
American Express Co.	3,068	776,327
Apollo Global Management, Inc.	3,038	380,692
Blue Owl Capital, Inc. - Class A (b)	19,106	364,351
FTAI Aviation Ltd.	20,306	2,263,104
StepStone Group, Inc. - Class A (b)	46,458	2,334,979
		6,119,453

Electronics - 5.6%
Garmin Ltd.	8,556	1,465,215
Napco Security Technologies, Inc.	47,367	2,643,552
		4,108,767

Healthcare-Products - 11.1%
Boston Scientific Corp. (a)	4,754	351,225
Globus Medical, Inc. - Class A (a)	10,176	732,265
Intuitive Surgical, Inc. (a)	1,629	724,270
Lantheus Holdings, Inc. (a)	22,771	2,387,084
TransMedics Group, Inc. (a)(b)	17,348	2,467,926
Twist Bioscience Corp. (a)(b)	26,386	1,472,603
		8,135,373

Home Builders - 6.5%
Meritage Homes Corp.	3,860	783,078
PulteGroup, Inc.	12,068	1,592,976
Toll Brothers, Inc.	17,028	2,430,066
		4,806,120

Insurance - 8.5%
Baldwin Insurance Group, Inc. - Class A (a)(b)	63,358	2,771,279
Brown & Brown, Inc.	15,160	1,507,359
Lemonade, Inc. (a)(b)	68,030	1,226,581
NMI Holdings, Inc. - Class A (a)	9,779	384,803
Ryan Specialty Holdings, Inc. (b)	6,307	388,448
		6,278,470

Internet - 6.9%
Hims & Hers Health, Inc. (a)(b)	114,980	2,442,175
MakeMyTrip Ltd. (a)(b)	28,482	2,665,631
		5,107,806

Investment Companies - 2.9%
Hut 8 Corp. (a)(b)	143,629	2,102,729

Leisure Time - 4.3%
Carnival Corp. (a)	20,324	338,598
Carnival PLC - ADR (a)	44,332	679,610
Royal Caribbean Cruises Ltd. (a)(b)	13,485	2,113,369
		3,131,577

Mining - 1.0%
Pan American Silver Corp.	32,561	748,252

Miscellaneous Manufacturing - 3.4%
Axon Enterprise, Inc. (a)	7,085	2,125,571
Trinity Industries, Inc.	11,460	378,867
		2,504,438

Oil & Gas Services - 3.0%
Tidewater, Inc. (a)	22,219	2,198,792

Pharmaceuticals - 3.7%
Mirum Pharmaceuticals, Inc. (a)	66,245	2,686,235

Private Equity - 3.2%
KKR & Co., Inc.	19,169	2,366,413

Savings & Loans - 3.0%
Axos Financial, Inc. (a)	30,428	2,221,548

Semiconductors - 3.2%
ARM Holdings PLC - ADR (a)(b)	16,415	2,366,550

Software - 9.0%
Appfolio, Inc. - Class A (a)	5,763	1,276,389
Kaspi.KZ JSC - ADR	2,812	365,926
Palantir Technologies, Inc. - Class A (a)	55,598	1,495,030
Samsara, Inc. - Class A (a)	10,440	399,643
SentinelOne, Inc. - Class A (a)	31,587	723,342
Vertex, Inc. - Class A (a)	58,796	2,331,262
		6,591,592
TOTAL COMMON STOCKS (Cost $69,832,294)		71,829,855

REAL ESTATE INVESTMENT TRUSTS - 2.0%	Shares	Value
HA Sustainable Infrastructure Capital, Inc. (b)	46,173	1,513,089
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,502,135)		1,513,089

SHORT-TERM INVESTMENTS - 18.9%
Investments Purchased with Proceeds from Securities Lending - 18.9%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.51% (c)	13,906,737	13,906,737
TOTAL SHORT-TERM INVESTMENTS (Cost $13,906,737)		13,906,737

TOTAL INVESTMENTS - 118.6% (Cost $85,241,166)		87,249,681
Money Market Deposit Account - 0.4% (d)		262,165
Liabilities in Excess of Other Assets - (19.0)%		(13,984,122)
TOTAL NET ASSETS - 100.0%		$73,527,724

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
ARM Adjustable Rate Mortgage
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of July 31, 2024. The total market value of these securities was $13,613,147 which represented 18.5% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2024 was 5.24%.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Innovator IBD 50 ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$71,829,855	$–	$–	$71,829,855
Real Estate Investment Trusts	1,513,089	–	–	1,513,089
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	13,906,737
Total Investments	$73,342,944	$–	$–	$87,249,681

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of July 31, 2024 (% of Net Assets)

Common Stocks	$71,829,855	97.7%
Real Estate Investment Trusts	1,513,089	2.0
Investments Purchased with Proceeds from Securities Lending	13,906,737	18.9
Money Market Deposit Account	262,165	0.4
Liabilities in Excess of Other Assets	(13,984,122)	(19.0)
	73,527,724	100.0%